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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 1-13796 and 333-117248) of Gray Television, Inc. of our report dated June 3, 2005 relating to the December 31, 2004 financial statements of the Gray Television, Inc. Capital Accumulation Plan, which appears in this Form 11-K.

/s/  McGladrey & Pullen LLP

West Palm Beach, Florida
June 25, 2005


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